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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 25, 2002
       ------------------------------------------------------------------

                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                       0-13063                  81-0422894
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                              750 Lexington Avenue
                               New York, NY 10022

                         (Address of principal executive
                           offices including zip code)

                                 (212) 754 2233

                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable.
                                 ---------------
          (Former name or former address, if changed since last report)


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         This document includes statements that constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This information involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. For certain information regarding these risks and uncertainties, reference is made to Scientific Games Corporation's Annual Report on Form 10-K for the fiscal year ended October 31, 2000, the Transition Period Report on Form 10-Q for the period from November 1, 2000 through December 31, 2000 and the Quarterly Report on Form 10-Q for the third quarter ended September 30, 2001.

ITEM 5.  OTHER EVENTS.

         On February 25, 2001, Scientific Games Corporation ("Scientific Games") and MDI Entertainment, Inc. ("MDI") entered into a Letter of Intent contemplating the acquisition of MDI by Scientific Games through the merger of a new subsidiary of Scientific Games with and into MDI. Under the terms of the proposed merger, each outstanding share of MDI common stock not already owned by Scientific Games would be converted into the right to receive Scientific Games common stock having a value (based on the average price of Scientific Games common stock over the 30 days prior to the merger) of $2.10, or a total of approximately $26 million for all such MDI shares. The receipt of Scientific Games common stock in the merger is intended to be generally tax-free to MDI stockholders for federal income tax purposes. The transaction is subject to negotiation and execution of a definitive merger agreement and approval by the stockholders of MDI, as well as to certain additional conditions including, among others, completion of diligence, execution by Steve Saferin, Chief Executive Officer, President and principal stockholder of MDI, of an agreement to vote his shares of MDI common stock in favor of the merger and a new employment contract, and the requirement that the average price of Scientific Games common stock be not less than $7.50 per share at the closing of the merger.

         The foregoing is only a summary of certain terms of the Letter of Intent, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.    Description

99.1 Letter of Intent between Scientific Games Corporation and MDI Entertainment, Inc., dated February 25, 2002.

99.2           Joint Press Release, dated February 26, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SCIENTIFIC GAMES CORPORATION
                                 (Registrant)


Dated   March 4, 2002            /s/ DeWayne E. Laird
        -------------            --------------------
                                 Name: DeWayne E. Laird
                                 Title: Vice President & Chief Financial Officer
                                 (principal financial and accounting officer)


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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1 Letter of Intent between Scientific Games Corporation and MDI Entertainment, Inc., dated February 25, 2002.

99.2           Joint Press Release, dated February 26, 2002.